voya AdvantageSM

voya Advantage CenturySM

voya Advantage Century PLUSSM

VOYA ENCORE/VOYA ENCORE FLEX

FLEXIBLE PREMIUM INDIVIDUAL FIXED AND VARIABLE
DEFERRED ANNUITY CONTRACTS

issued by

ReliaStar Life Insurance Company

and its

Separate Account N

Supplement Dated June 2, 2021

This supplement updates and amends certain information contained in your current prospectus as supplemented (if applicable). Please read it carefully and keep it with your current prospectus for future reference.

__________________________________________________________________________

IMPORTANT INFORMATION REGARDING AN
UPCOMING FUND CLOSURE

The following information only affects you if you currently invest in or plan to invest in the subaccount that corresponds to the Franklin Small Cap Value VIP Fund.

Effective on or about June 20, 2021, the subaccount that invests in the Franklin Small Cap Value VIP Fund (the “Fund”) will be closed to investment by new investors. Existing contract holders who have investment in the subaccount that corresponds to this Fund may leave their investment in that subaccount and may continue to make additional purchases and exchanges. The Fund reserves the right to modify this policy at any time.

MORE INFORMATION IS AVAILABLE

More information about the funds available through your contract, including information about the risks associated with investing in them can be found in the current prospectus and Statement of Additional Information for each fund. You may obtain these documents by contacting:

Customer Service

P.O. Box 1559

Hartford, CT 06114-1559

1-877-884-5050

If you received a summary prospectus for any of the funds available through your contract, you may obtain a full prospectus and other fund information free of charge by either accessing the internet address, calling the telephone number or sending an email request to the email address shown on the front of the fund’s summary prospectus.

X.RLIC-21	Page 1 of 1	June 2021